UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 10, 2013

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 10, 2013, Planet Payment, Inc. (the “Company”) and Network International, LLC (“Network International”) entered into the Third Amendment to Multi-Currency Processing Agreement (the “Amendment”).  The Amendment modifies the Multi-Currency Processing Agreement, dated January 27, 2010, as amended (the “Agreement”), to, among other things, extend the term of the Agreement to expire on January 20, 2017, change certain financial terms, and expand the range of potential merchants to which the Company’s services may be offered.  Since 2010, pursuant to the terms of the Agreement, Network International has been providing the Company’s Pay in Your Currency service to its merchants in the United Arab Emirates.

The foregoing description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.01 to this Current Report on Form 8-K (this “Report”).

Additionally, the information set forth below under Item 5.02(c) regarding the Offer Letter and the Restricted Stock Agreement (each as defined below) is hereby incorporated by reference into this Item 1.01.

Item 2.02              Results of Operations and Financial Condition.

On November 12, 2013, the Company issued a press release announcing its financial results for the quarter ended September 30, 2013 and certain other information. The press release is being furnished as Exhibit 99.01 to this Report.

The information in this Report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information contained herein or in the accompanying exhibit be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

The information set forth below under Item 5.02(c) is hereby incorporated by referenced into this Item 5.02(b).

(c)

On November 12, 2013, the Company announced the appointment of Carl J. Williams, 61, as President of the Company.  The appointment is effective as of November 11, 2013.  Mr. Williams has served as a director on the Company’s Board of Directors since August 20, 2013 and will continue to do so following his appointment as President of the Company.  Mr. Williams was previously an advisor to the Company from April 2010 until Mr. Williams joined the Company’s Board of Directors.  Mr. Williams is a founder and has served as Chief Executive Officer of Baikal Group, LLC, a management consulting firm, since March 2002.  He served as a Managing Director of Pay Anywhere, LLC, a mobile credit card processing system, from May 2012 until July 2013.  Mr. Williams previously served as advisor of business development and international operations at Global Payments Inc., a payment processing company, from November 2008 until June 2013.  From March 2004 until November 2008, Mr. Williams was the President of World Wide Payment Processing for Global Payments.  From May 1996 to February 2002, Mr. Williams was President of Spherion Assessment Group, a business unit of Spherion Inc., a recruiting and staffing service, and served as Chairman and Chief Executive Officer of HR Easy, Inc. from 1996 until 1998 until it was acquired by Spherion Inc.  Mr. Williams previously served as the Divisional President of Merchant Services of National Processing Company, a payment processing company. Mr. Williams holds a B.A. from La Salle University.

Concurrently with Mr. Williams’ appointment as the Company’s new President, Philip Beck ceased to serve as the Company’s President, but will continue as the Company’s Chief Executive Officer and Chairman of the Board of Directors.

Pursuant to the offer letter entered into between the Company and Mr. Williams (“Offer Letter”), Mr. Williams will receive an annual base salary of $200,000 and will be entitled to participate in the Company’s health care plans from time to time in force upon the same terms as all other employees.  Mr. Williams’ employment will continue until terminated by two (2) months’ advance written notice given by either party, with or without cause, at any time, provided, that, the Company has the right to make payment in lieu of notice of termination equal to Mr. Williams’ base salary for two (2) months.

In addition, Mr. Williams and the Company entered into an Incentive Restricted Stock Agreement (the “Restricted Stock Agreement”) pursuant to which Mr. Williams purchased 200,000 shares of the Company’s common stock (the “Shares”) at a per share purchase price of $0.01 for an aggregate purchase price of $2,000.  The Shares were unvested at the time of purchase and only become vested when the closing price of the Company’s common stock on The NASDAQ Stock Market is equal to or greater than $6.00 per share (the “Per Share Target”) for 30 consecutive trading days (the “Vesting Condition”).  Additionally, as of the date that the Company consummates a change of control transaction, the unvested Shares shall become vested if and only if (i) the consideration for such change of control transaction paid to each share of the Company’s common stock is equal to or greater than to the Per Share Target or (ii) the fair market value of the Company’s common stock immediately following such change of control transaction is equal to or greater than the Per Share Target.  If the Vesting Condition does not occur prior to May 31, 2015, then the Shares shall be forfeited and may be repurchased by the Company.

The foregoing description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the Offer Letter and Restricted Stock Agreement, copies of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ended December 31, 2013.

On November 12, 2013, the Company issued a press release announcing the appointment of Mr. Williams as President of the Company.  The press release is being attached as Exhibit 99.02 to this Report.

(e)

The information set forth above under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Title

10.01*	Multi-Currency Processing Agreement, dated January 10, 2010, as amended, by and among the Registrant, Planet Payment (Hong Kong) Ltd and Network International, LLC.

99.01	Press release announcing its financial results for the quarter ended September 30, 2013 and certain other information dated November 12, 2013.

99.02	Press release announcing the appointment of Mr. Williams as President of the Company, dated November 12, 2013.

*The Company has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: November 12, 2013	By:	/s/ Graham N. Arad
		Name:	Graham N. Arad
		Title:	Director, Senior Vice President, General Counsel

Exhibit List

Exhibit No.	Exhibit Title

10.01*	Multi-Currency Processing Agreement, dated January 10, 2010, as amended, by and among the Registrant, Planet Payment (Hong Kong) Ltd and Network International, LLC.

99.01	Press release announcing its financial results for the quarter ended September 30, 2013 and certain other information dated November 12, 2013.

99.02	Press release announcing the appointment of Mr. Williams as President of the Company, dated November 12, 2013.

*The Company has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.